UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)
501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)
(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 31, 2007, MEMC Electronic Materials, Inc. (the “Company”) announced that Nabeel Gareeb, Chief Executive Officer, has established a stock trading plan in accordance with the guidelines of Rule 10b5-1 of the Securities Exchange Act and the Company’s policy regarding stock transactions by Company insiders. The transactions under this plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. A copy of the press release announcing the trading plan is furnished as Exhibit 99.1 to this report.

Item 9.01.  Exhibits.

(d)

Exhibit No.	Item
99.1	Press release dated January 31, 2007 furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: January 31, 2007	By:	/s/ Kenneth H. Hannah
Name: Kenneth H. Hannah Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Item
99.1	Press release dated January 31, 2007 furnished with this report.